Investee Companies and Other Investments	6 Months Ended
Jun. 30, 2022
Disclosure of associates [abstract]
Investee Companies and Other Investments

Note 6 - Investee Companies and Other Investments

Information about investee companies and other investments

A. U. Dori Energy Infrastructures Ltd. (“Dori Energy”)-

The Company, through its wholly owned subsidiary, Ellomay Clean Energy Ltd. (“Ellomay Energy”), entered into an Investment Agreement (the “Dori Investment Agreement”) with Amos Luzon Entrepreneurship and Energy Group Ltd. (the “Luzon Group”), and Dori Energy, with respect to an investment in Dori Energy. Dori Energy holds 18.75% of the share capital of Dorad, which owns an approximate 860 MW bi-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”). Dorad holds production and supply licenses, both expiring in May 2034 and commenced commercial operation in May 2014.

Dorad provided guarantees in favor of the Israeli Electricity Authority, the Israel Electric Corporation and Israel Natural Gas Lines Ltd. These guarantees were provided through Dorad’s shareholders at their proportionate holdings, as required by the financing agreements executed by Dorad. As of June 30, 2022, total performance guarantees provided by Dorad amounted to approximately NIS 147,000 thousand (approximately €40,425 thousand). The Company's indirect share of guarantees that Dorad provided through its shareholders is approximately NIS 13,780 thousand (approximately €3,790 thousand).

Dorad and its shareholders are involved in several legal proceedings as follows:

Petition to Approve a Derivative Claim filed by Dori Energy and Ran Fridrich and Third Party Notices

In connection with the description of the petition to approve a derivative claim filed by Dori Energy and Hemi Raphael (replaced by Ran Fridrich) and related third party notices included in Note 6.A to the annual financial statements, the parties filed several motions in connection with the discovery process, the evidentiary hearings and expert opinions. Additional evidentiary hearings were held in March-May 2021. On May 19, 2022, summaries were submitted and during June and July 2022 several hearings were held to complete the oral arguments. The arbitrator informed the parties that he will issue an arbitration award in the first quarter of 2023.

The Company estimates (after consulting with legal counsel), that at this stage it is not yet possible to assess the outcome of the proceeding. With respect to the third party notices filed in connection with the derivative claim against Dori Energy and other parties, the Company estimates (after consulting with legal counsel) that if the main (Derivative) claim is dismissed then the third party notices will be redundant, whereas if the main claim is accepted, it is more likely than not that the third party notices shall be rejected, as they are based on arguments similar to those raised by the defendants in their statements against of defense filed against the main claim.

Petition to Approve a Derivative Claim filed by Edelcom

Please see above under “Petition to Approve a Derivative Claim filed by Dori Energy” for updates in connection with the petition to approve a derivative claim filed by Edelcom Ltd., one of the shareholders of Dorad (“Edelcom”), included in Note 6.A to the annual financial statements as this proceeding is also conducted in the framework of the above-mentioned arbitration. As noted above, the arbitration award in expected to be issued during the first quarter of 2023. The Company estimates (after consulting with legal counsel), that the chances of the petition to be approved are lower than the chances that it will be rejected.

Opening Motion filed by Zorlu

In connection with the description of the opening motion filed by Zorlu Enerji Elektrik Uretim A.S., one of the shareholders of Dorad (“Zorlu”) included in Note 6.A to the annual financial statements, as per which Zorlu asked the court to instruct Dorad to convene a shareholders meeting and to include a discussion and a vote on the planning and construction of an additional power plant adjacent to the existing power plant (the “Dorad 2 Project”), on the agenda of this meeting, in June 2021, a ruling was handed in which the court ordered Dorad to convene a special shareholders meeting, on whose agenda will be the planning and construction of the “Dorad 2 Project”. Following the said ruling, Dorad’s board resolved that Dorad's management will continue to examine the feasibility of the “Dorad 2 Project” and its implications and bring its decisions to the board’s approval. Dorad’s board of directors further resolved that to the extent it will approve the Dorad 2 Project, the decision will be presented to Dorad’s shareholders for approval. On July 27, 2021, a shareholders meeting of Dorad was held. In accordance with the court ruling, the agenda for such meeting included two resolutions (1) the planning and construction of the Dorad 2 Project – a resolution that Dori Energy and Eilat-Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad, supported and Edelcom and Zorlu rejected; and (2) approval of the aforementioned resolution of the Dorad board of directors – a resolution which Dori Energy and EAIS supported and with respect to which Edelcom and Zorlu abstained. Following such shareholders meeting, correspondence was exchanged between Dorad and Edelcom concerning, among other issues, the implications of the aforementioned resolutions. Dorad estimates (after consulting with legal counsel) that by convening the aforementioned shareholders meeting Dorad complied with the court ruling and therefore the opening motion process ended. To the Company’s knowledge, the Dorad 2 Project is currently under initial internal examination by Dorad. On July 13, 2020, Dorad submitted to the National Infrastructure Committee, or NIC, plans for public objections, on January 11, 2021, the NIC decided to postpone the final decision and on December 27, 2021, the NIC decided to conditionally raise the construction of another power plant to a government decision. There can be no assurance as to if, when and under what terms it will be advanced or promoted by Dorad.

B. Manara Pumped Storage Project  –

On December 31, 2020, Ellomay PS, the Company’s 83.333% owned subsidiary, received the tariff approval for the project from the Israeli Electricity Authority that regulates the tariffs and formulas for purchasing capacity and energy from a pumped storage producer connected to the transmission grid for a period of 20 years beginning on the date of receipt of the permanent production license, upon construction completion and commercial operation. The tariff approval became effective following the financial closing of the Manara PSP in February 2021.

On February 11, 2021, the Manara PSP project finance reached financial closing. The Manara PSP project finance is provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. as further included in Note 6 and Note 11 to the annual financial statements. On January 31, 2022, Ellomay PS completed all the preliminary conditions for the first withdrawal under the Manara PSP project finance and executed the first withdrawal in the amount of approximately NIS 75,000 thousand (approximately €21,000 thousand), This amount was drawn from the Senior Secured Tranche and the Subordinated Secured B Tranche pro-rata. The amount drawn from the Senior Secured Tranche was approximately NIS 69,133 thousand (approximately €19,390 thousand) at an interest rate of 2.75% during the construction period and 1.9% as from the date of commercial operation.  The amount drawn from the Subordinated Secured B Tranche was approximately NIS 5,867 (approximately €1,610 thousand) at an interest rate of 4.45% during the construction period and 4% as from the date of commercial operation.

Prior to the first withdrawal, the company requested a waiver in connection with the financial covenants required for the first withdrawal, so that instead of maintaining a projected ratio of minimum debt service cover (PROJECTED ADSCR) and LLCR as defined in the Finance Agreement of 1.35:1.00 for the Senior Secured Tranche, the projected ratio would be 1.34:1.00. In addition, considering the Subordinated Secured B Tranche, the company requested that instead of maintaining a projected minimum debt service coverage ratio and LLCR as defined under the Finance Agreement of 1.23:1.00, the ratio would be 1.24:1.00. The Lenders agreed to the request.

As part of the Manara PSP Project Finance, as of June 30, 2022, Ellomay PS paid upfront, agency and commitment fees in the accumulated amount of approximately NIS 30,600 thousand (approximately €8,415), which were included as other long-term receivables.

C. Ellomay Solar 28MW Photovoltaic Plant in Spain –

In June 2022, the photovoltaic plant constructed by Ellomay Solar S.L., a wholly-owned subsidiary of the Company (“Ellomay Solar”), in the municipality of Talaván, Cáceres, Spain, with a peak capacity of 28MW, was connected to the electricity grid and electricity production commenced. The Ellomay Solar PV Plant achieved PAC (Provisional Acceptance Certificate) in July 2022.

D. Development of PV Projects in Italy

In connection with the Framework Agreement executed in December 2019 and further detailed in Note 6.C to the annual financial statements, development of photovoltaic greenfield projects in Italy is progressing as planned. As of the reporting date, the first two photovoltaic plants with an aggregate capacity of approximately 20 MW entered into engineering, procurement & construction agreements (the “EPC Agreements”) with METKA EGN Italy S.r.l., a 100% indirect subsidiary of MYTILINEOS S.A., under the Renewables & Storage Development Business Unit. The EPC Agreements provide a fixed and lump-sum aggregate amount of approximately €16,030 thousand for the complete execution and performance of the works defined in the EPC Agreements. The works include the engineering, procurement and construction of the PV Plants and the ancillary facilities for injecting power into the grid and early O&M services (until the day immediately preceding the Provisional Acceptance Date). The EPC Agreements include additional customary provisions, including with respect to liquidated damages in connection with delays and performance, performance guarantees, suspension and termination. A notice to proceed was issued to the EPC contractor in May 2022 and construction works began. The construction period is expected to be 10 months.

In addition to the aforementioned PV Plants currently under construction, projects with an aggregate capacity of 100 MW reached RTB (“ready to build”) status, projects with an aggregate capacity of 70 MW received applicable licenses and are expected to reach RTB status within approximately 4 months when their appeal period ends, and projects with an aggregate capacity of 250 MW are under advances development stages.

E. The Talmei Yosef 9MW Photovoltaic Plant in Israel –

In April 2022, Talmei Yosef entered into a tax assessment agreement with the Israeli Tax Authority for the fiscal years 2015-2020, as per which the tax treatment of the Talmei Yosef Plant was determined to follow IFRIC 12 – Service Concession Agreements. As a result of the tax assessment agreement part of the deferred tax recorded in connection with the Talmei Yosef Plant were converted into current income tax (timing differences of payable income tax) and an amount of approximately EUR 3,200 thousand advance payment of income tax was made.

F. The Talasol Project –

In December 2021, the Talasol Project entered into a New Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol New Facilities Agreement”). Financial closing of the Talasol New Facilities Agreement was achieved in January 2022. The Talasol New Facilities Agreement provides for the provision of two tranches:

A.	a term loan in the amount of €155 million of which the final maturity date is June 30, 2044, and
B.	a term loan in the amount of €20 million of which the final maturity date is December 31, 2042.
Principal and interest repayment are made on a semi-annual basis, end of June and end of December.

The weighted average life of the New Talasol Financing is approximately 11.5 years, and it bears a fixed annual interest rate at a weighted average of approximately 3%.

More information regarding the New Talasol Financing included in Note 11 A to the annual financial statements.